Exhibit 10.3

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

CONSENT AND ASSUMPTION AGREEMENT

This CONSENT AND ASSUMPTION AGREEMENT (the “Agreement”) is made as of the 4th day of September, 2013, by and between and Verastem, Inc., a Delaware corporation (“Verastem”) and Encarta, Inc., a Delaware corporation (“Encarta”) and is joined in by Poniard (assignment for the benefit of creditors), LLC, a California limited liability company, in its sole and limited capacity as Assignee for the Benefit of Creditors of Poniard Pharmaceuticals, Inc. (“Poniard ABC”) for the limited purposes set forth herein.

RECITALS

WHEREAS, by resolution of the board of directors of Poniard Pharmaceuticals, Inc., a Washington corporation (“Poniard”), Poniard transferred ownership of all of its right, title and interest in and to all of its assets, properties and rights, tangible and intangible, wherever located (the “Assets”), to Poniard ABC, and in so doing, designated Poniard ABC to act, pursuant to Washington state law, as the Assignee for the Benefit of Creditors of Poniard;

WHEREAS, on or about March 11, 2013, Poniard filed with the Superior Court of the State of Washington King County (the “Court”) a Petition for Appointment of General Receiver over the Assets.  By order dated March 12, 2013, the Court appointed Poniard ABC as a general receiver in connection with Poniard’s receivership in the Court;

WHEREAS, on June 24, 2013, Poniard ABC filed with the Court a motion seeking (i) a hearing with the Court and (ii) authorization of the sale of the Assets (the “Sale Motion”).  Pursuant to the Sale Motion, Poniard requested entry of an order (the “Approval Order”) that, among other things, authorized Poniard ABC to enter into such documents and agreements as may be necessary to implement the sale transaction;

WHEREAS, on August 2, 2013, the Court entered the Approval Order approving the Sale Motion, and approving and authorizing Poniard ABC to enter into and implement that certain Asset Purchase Agreement by and between Poniard ABC and Encarta, dated as of June 20, 2013, and all associated agreements and transactions (the “Purchase Agreement”);

WHEREAS, upon the Closing of the transactions contemplated by the Purchase Agreement, that certain License Agreement dated November 17, 2011 between Verastem and Poniard, as such agreement may have been amended from time to time, and any ancillary agreements related or necessary thereto, including that certain Letter Agreement dated as of December 1, 2011 by and between Verastem and Poniard and that certain Letter Agreement dated as of March 6, 2013 by and among Verastem, Poniard and The Scripps Research Institute (collectively, the “Verastem License Agreement”), and any and all of Poniard ABC’s right, title, benefit, privileges and interest which it has in, to and under the Verastem License Agreement, shall be assigned, transferred, conveyed and delivered by Poniard ABC to Encarta; and

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

WHEREAS, Encarta wishes to accept, assume, comply with, perform and discharge all of Poniard ABC’s rights and obligations under the Verastem License Agreement, and Verastem wishes to consent to the assignment of the Verastem License Agreement to Encarta and to accept the exercise and performance of all of Poniard ABC’s rights and obligations under the Verastem License Agreement from Encarta, in each case, upon and subject to the terms and conditions set forth in this Agreement and the applicable terms and conditions set forth in the Verastem License Agreement.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Verastem, Encarta and Poniard ABC intending to be legally bound hereby agree as follows:

1.                                      Definitions.  Capitalized terms used herein but not defined herein have the respective meanings ascribed to them in the Verastem License Agreement and the rules of usage set forth therein shall apply hereto.

2.                                      Effectiveness.  This Agreement shall become effective as of the date first written above (such date, the “Effective Date”).

3.                                      Acknowledgment and Consent.  Verastem hereby acknowledges that (i) the Verastem License Agreement is in full force and effect, and (ii) to Verastem’s knowledge, there are no defaults under the Verastem License Agreement and no events which with the giving of notice or the passage of time would constitute a default under the Verastem License Agreement.  Verastem hereby consents to the assignment of the Verastem License Agreement by Poniard ABC to Encarta pursuant to the Purchase Agreement.  Verastem hereby agrees to accept Encarta’s exercise and performance of all of the rights and obligations of Poniard ABC under the Verastem License Agreement (including those rights and obligations that existed prior to the Effective Date), in each case, upon and subject to the terms and conditions set forth in this Agreement and all applicable terms and conditions set forth in the Verastem License Agreement.

4.                                      Assumption.  Encarta hereby accepts, assumes and agrees to comply with, perform and discharge, all of the rights and obligations of Poniard ABC under the Verastem License Agreement (including those rights and obligations that existed prior to the Effective Date), in each case, upon and subject to the terms and conditions set forth in this Agreement and all applicable terms and conditions set forth in the Verastem License Agreement.  On and after the Effective Date, the term “Poniard” as used in the Verastem License Agreement shall be deemed to be replaced by and refer to Encarta.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.                                      Poniard ABC Acknowledgement.  Poniard ABC hereby acknowledges Verastem’s consent to the assignment of the Verastem License Agreement by Poniard ABC to Encarta and Encarta’s acceptance, assumption and agreement to comply with, perform and discharge of all of the rights and obligations of Poniard ABC under the Verastem License Agreement (including those rights and obligations that existed prior to the Effective Date), in each case, upon and subject to the terms and conditions set forth in this Agreement and all applicable terms and conditions set forth in the Verastem License Agreement.

6.                                      Representations and Warranties.  Encarta hereby represents and warrants to Verastem that, as of the Effective Date:

a.                                      Encarta has provided Verastem with true, correct and complete copies of the Purchase Agreement and all ancillary documentation related to the Verastem License Agreement executed in connection with the Closing of the transactions contemplated by the Purchase Agreement;

b.                                      Encarta owns or otherwise Controls (or will own or otherwise Control upon the Closing of the transactions contemplated by the Purchase Agreement) all of the Licensed Patent Rights and documented Licensed Know-How;

c.                                       the License Agreement dated as of May 5, 2008 by and between The Scripps Research Institute (“Scripps”) and Poniard, as such agreement may have been amended from time to time, and any ancillary agreements related or necessary thereto (the “Scripps License Agreement”) has been assigned (or will be assigned upon the Closing of the transactions contemplated by the Purchase Agreement) to Encarta in accordance with the applicable terms and conditions set forth in the Scripps License Agreement;

d.                                      Scripps has consented in writing to the assignment of the Scripps License Agreement by Poniard ABC to a third party provided that, as a condition to such consent, Scripps shall have received any unpaid amounts due under the Scripps License Agreement;

e.                                       Encarta has accepted, assumed and agreed (or will accept, assume and agree upon the Closing of the transactions contemplated by the Purchase Agreement) to comply with, perform and discharge, all of the rights and obligations of Poniard ABC under the Scripps License Agreement (including those rights and obligations that existed prior to the Effective Date), in each case, subject to all applicable terms and conditions set forth in the Scripps License Agreement;

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

f.                                        To Encarta’s knowledge, Encarta has cured, to the satisfaction of Scripps, any and all breaches under the Scripps License Agreement that existed prior to the Effective Date; and

g.                                       To Encarta’s knowledge, Encarta is not currently in material breach (or will not be in material breach upon the Closing of the transactions contemplated by the Purchase Agreement) of any of its obligations under the Scripps License Agreement.

7.                                      Payments under Verastem License Agreement.  Verastem hereby acknowledges and agrees that the first dosing of the first patient in a Phase I Clinical Trial for a Licensed Product (the “First Milestone Event”) occurred on July 16, 2013.  On or before [* * *], Verastem shall pay to Encarta, and Poniard ABC hereby directs Verastem to pay to Encarta, the First Milestone Event payment of [* * *] as set forth in Section 4.2 of the Verastem License Agreement (the “First Milestone Payment”), and, on or before [* * *], Verastem and Encarta shall enter into the Common Stock Warrant Agreement (which shall be in the form attached as Exhibit D to the Verastem License Agreement) in accordance with Section 4.3 of the Verastem License Agreement and that certain Letter Agreement dated as of December 1, 2011 by and between Verastem and Poniard, in each case, in accordance with this Section 7 and all applicable terms and conditions set forth in the Verastem License Agreement.  Encarta hereby acknowledges and agrees that the payment of the First Milestone Payment and execution and delivery of the Common Stock Warrant Agreement in accordance with this Section 7 shall be timely and in full satisfaction of Verastem’s obligations under Sections 4.2 and 4.3 of the Verastem License Agreement solely with respect to the First Milestone Event.

8.                                      Miscellaneous.

a.                                      Any notices to be delivered to Encarta under the Verastem License Agreement shall be delivered in accordance with Section 11.14 of the Verastem License Agreement to the following address(es):

Encarta, Inc.

750 Battery Street, Ste. 400

San Francisco, California 94111

Facsimile:  (415) 837-0503

Email:  fred@baycitycapital.com

Attention:  Fred Craves

With a copy to:

Stradling Yocca Carlson & Rauth, P.C.

660 Newport Center Drive, Suite 1600

Newport Beach, CA 92660

Facsimile:  (949) 823-5132

Email:  lcohn@sycr.com

Attention:  Lawrence B. Cohn, Esq.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

b.                                      This Agreement shall be deemed to be part of and incorporated into the Verastem License Agreement.  Except as expressly set forth herein, all of the terms and conditions of the Verastem License Agreement shall remain unchanged and are ratified, confirmed in all respects, and remain in full force and effect.

c.                                       This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

d.                                      This Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to the conflict of laws principles thereof.

e.                                       This Assignment may be executed and delivered by facsimile or portable document format in two or more counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

[SIGNATURES ON THE FOLLOWING PAGE]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the Effective Date.

VERASTEM, INC.

By:	/s/ Daniel Paterson
Name: Daniel Paterson
Title: Chief Business Officer

ENCARTA, INC.

By:	/s/ Fred Craves
Name: Fred Craves
Title: Chief Executive Officer

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

The undersigned hereby joins this Agreement for purposes of evidencing its agreement to be bound by and to comply with the terms of Sections 5 and 7 of this Agreement.

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the Effective Date.

PONIARD (ASSIGNMENT FOR THE BENEFIT OF CREDITORS), LLC, SOLELY AS ASSIGNEE FOR THE BENEFIT OF CREDITORS OF PONIARD PHARMACEUTICALS, INC.

By:	/s/ Michael A. Maidy
Name: Michael A. Maidy
Title:Manager